UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2003

Ascential Software Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-15325	94-3011736

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

50 Washington Street Westborough, Massachusetts	01581

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(508) 366-3888

Not Applicable. (Former Name or Former Address, if Changed Since Last Report)

Item 9.     Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

     On July 22, 2003, Ascential Software Corporation announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 22, 2003		ASCENTIAL SOFTWARE CORPORATION

		By:	/s/ Robert C. McBride Robert C. McBride Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 22, 2003